UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ x ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14A-12

AMANA MUTUAL FUNDS TRUST
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: __________________________

2) Aggregate number of securities to which transaction applies: __________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid: ______________________________________________________

2) Form, Schedule or Registration Statement No.: _____________________________________

3) Filing Party: ________________________________________________________________

4) Date Filed: _______________________________

DEFINITIVE MATERIALS:

AMANA MUTUAL FUNDS TRUST

AMANA INCOME FUND
AMANA GROWTH FUND

1300 North State Street, Bellingham, WA 98225
(1-800-728-8762)

NOTICE OF SPECIAL MEETING OF SHAREOWNERS
TO BE HELD MONDAY, DECEMBER 15, 2008

To the Shareowners of Amana Mutual Funds Trust:

NOTICE is hereby given that a Special Meeting of the shareowners of Amana Income Fund and Amana Growth Fund will be held at The Westin New York at Times Square, 270 W. 43rd, New York, NY, 10036 at 11:00 AM (Eastern Time) on December 15, 2008. The purpose of the Special Meeting is to elect a Board of Trustees, and to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

You are entitled to vote at the Special Meeting and any adjournment thereof if you owned Shares of either Fund at the close of business on October 27, 2008. If you attend the meeting, you may vote your Shares in person. Whether or not you expect to attend the meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope or vote online as described on the proxy card. You may revoke your proxy by written notice to the Trust before the meeting, by a subsequent valid proxy, or by request at the meeting before the vote. To avoid unnecessary expense, we ask your cooperation in voting promptly.

By order of the Board of Trustees,

ETHEL B. BARTOLOME,
Secretary

Bellingham, Washington
October 30, 2008

SAT 1st 11/08

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign, and date the card, and return it in the envelope provided or vote online as explained on the card. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card or voting online promptly. Shares that are registered in your name may also be voted by faxing your completed proxy card(s) to 360/734-0755.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

  Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
  All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as stated in the voting instructions on the proxy card, they will not be voted.

	Registration	Valid Signature
A.	1) ABC Corp.	Jane Smith, Treasurer
	2) ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1) ABC Corp. Profit Sharing Plan	John Smith, Trustee
	2) ABC Trust	John Smith, Trustee
	3) John Smith, Trustee u/t/d 3/2/48	John Smith, Trustee
C.	1) Jane Smith, Cust. f/b/o John Smith, Jr. UGMA	Jane Smith
D.	1) J & J Smith Partnership	John Smith, Partner

AMANA MUTUAL FUNDS TRUST

1300 North State Street, Bellingham, WA 98225
(1-800-728-8762)

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREOWNERS DECEMBER 15, 2008

__________________________________________

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Amana Mutual Funds Trust (the "Trust") to be used at the Special Meeting of the shareowners of each series of the Trust, Amana Growth Fund and Amana Income Fund, (each of which is a "Fund"), to be held at The Westin New York at Times Square, 270 W. 43rd, New York, NY, 10036 at 11:00 AM (Eastern Time) on December 15, 2008.

The purpose of the Special Meeting is to elect a Board of Trustees, and to transact such other business as may properly come before the Special Meeting or any adjournments thereof. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about October 30, 2008.

For a free copy of the Trust's annual report for the fiscal year ended May 31, 2008 (or other documents), call 1-800-728-8762 or write to Saturna Capital Corporation at 1300 N. State Street, Bellingham, WA 98225.

VOTING INFORMATION

The Trust currently has two investment portfolios: Amana Growth Fund, and Amana Income Fund, each of which has issued only one class of Shares of beneficial interest ("Shares"). The holders of Shares whose names appear of record on the books of a Fund at the close of business on the Record Date are entitled at the meeting to vote their shares. Each outstanding full Share of each Fund is entitled to one vote, and each outstanding fractional Share is entitled to a proportionate fractional Share of one vote. As of the Record Date, the outstanding Shares of each Fund were as follows:

Fund	Shares Outstanding
Income Fund	19,740,532
Growth Fund	39,070,435

A majority of the Shares of the Trust outstanding on October 27, 2008, represented in person or by proxy, will constitute a quorum and must be present for the transaction of business at the meeting. All Shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

Voting of Proxies

If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment.

Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the Shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

With respect to Shares held in Individual Retirement Accounts and other tax-deferred custodial accounts (including Traditional, Rollover, SEP, SARSEP, Roth, SIMPLE IRAs, HSAs, and ESAs) ("Tax-Deferred Accounts"), the Custodian (often, Saturna Capital) for the Tax-Deferred Accounts will vote those Shares for which it has received instructions from shareowners only in accordance with such instructions. When permitted, if shareowners of Tax-Deferred Accounts do not vote their Shares, the Custodian for the Tax-Deferred Accounts will vote their Shares for them, in the same proportion as other shareowners of Tax-Deferred Accounts have voted, but only to the extent necessary to reach quorum at the meeting.

The individuals named as proxies on the enclosed proxy card (or on the online voting site) will vote in accordance with your directions as indicated on the proxy card or your online proxy. If you are voting on the proxy card, your proxy card must be properly executed by you or by your duly appointed agent or attorney-in-fact. If you vote online, you must properly complete all the required steps to complete your proxy. If you sign, date and return the proxy card, but give no voting instructions, your Shares will be voted in favor of approval of any proposal, and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the meeting. The proxy card or online proxy may be revoked by giving another proxy or by letter or e-mail revoking the initial proxy. To be effective, revocation must be received by the Trust prior to the meeting and must indicate your name and account number. If you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. No solicitations will be made by specifically engaged agents of the Trust or other paid solicitors.

Unless otherwise directed by the shareowner giving the proxy, the persons acting under the proxy will vote the Shares represented thereby (a) for the election of the eight persons named under the caption "Nominees for Election as Trustees" as nominees for Trustees of the Trust, and (b) in their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof. The Board of Trustees does not know of any other matter or business that may be brought before the meeting.

Vote Required

Election of each Trustee requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting.

Each outstanding full Share of each Fund is entitled to one vote, and each outstanding fractional Share is entitled to a proportionate fractional Share of one vote.

Nominees for Election as Trustees

The Board is responsible for supervising the operations of the Trust. It establishes the major policies, reviews investments, and provides guidelines to Saturna and others who provide services to the Trust. The officers of the Trust are responsible for the day-to-day administration of the Trust. Saturna Capital, as investment adviser for the Trust, is primarily responsible for providing each portfolio of the Trust with investment management and various administrative services and supervising the daily business affairs of each series.

Each of the nominees for Trustee has consented to be named in this proxy statement and to serve if elected. Should any nominee become unable or unwilling to accept nomination or election, the persons acting under the proxy will vote for the election in the nominee's stead of such other person as the Board of Trustees may recommend. Each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

Table 1 on the following page provides important information about the Trustees/Nominees and the officers of the Trust.

Table 1 (1) Name, Address, and Age	(2) Position(s) Held with Trust (length of term); Number of Saturna Fund Portfolios Overseen	(3) Principal Occupation(s) during past 5 years	(4) Dollar Range of Securities in the Funds of the Trust at Sep. 30, 2008	(5) Dollar Range of Equity Securities in all Saturna Funds at Sep. 30, 2008	(6) Other directorships held by Trustee
INDEPENDENT TRUSTEES
Talat M. Othman 1300 North Shore Dr. Suite 7D Chicago, IL 60610 Age: 72	Chairman, Trustee (since 2001); Two	Chairman, Grove Financial, Inc. (Financial services)	Income: $10,001-$50,000 Growth: $1-$10,000	$10,001-$50,000	None

Iqbal J. Unus, Ph.D. 500 Grove Street Herndon, VA 22070 Age: 64	Trustee (since 1986); Two	Director, The International Islamic Forum for Science, Technology & Human Resources Development	Income: over $100,000 Growth: over $100,000	over $100,000	None

Abdul Wahab 11000 Wright Road Lynwood, CA 90262 Age: 60	Trustee (since 2005); Two	President, Wasatch Company (Manufacturer and distributor of linen supplies and apparel)	Income: over $100,000 Growth: $10,001-$50,000	over $100,000	None

M. Abid Malik 2317 NW Fawn Dr. Blue Springs, MO 98225 Age: 50	Trustee (since 2006); Two	CEO, eBanyan, Inc. (eCommerce software development)	Income: $1-$10,000 Growth: $1-$10,000	$10,001-$50,000	None

Salim Manzar Suite A-5 Waterworks 350 South River Road New Hope, PA 18938 Age: 59	Nominee	Executive Director of Princeton Advisory Group, LLC (M&A and market entry advisory services)	Income: over $100,000 Growth: over $100,000	over $100,000	None

Herbert G. Grubel 125 West Second St. Apt. 1202 North Vancouver, BC Canada V7M 1C5 Age: 74	Nominee; Six	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Income: $0 Growth: $0	$10,001-$50,000	Saturna Investment Trust

Miles Davis 40478 Tim Tam Ct. Leesburg, VA 20176 Age: 49	Nominee	Associate Professor of Management, Shenandoah University; Director, The Institute for Entrepreneurship	Income: $1-$10,000 Growth: $1-$10,000	$10,001-$50,000	None
INTERESTED TRUSTEE
Nicholas F. Kaiser*, CFA 1300 N. State Street Bellingham, WA 98225 Age: 62	President and Trustee (since 1989); Eight	President, Saturna Capital Corp. (the Trust's investment adviser) President, Saturna Brokerage Services, Inc. (the Trust's distributor)	Income: over $100,000 Growth: over $100,000	over $100,000	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES
Monem A. Salam, MBA 1300 N. State Street Bellingham, WA 98225 Age: 36	Vice President (since 2003)	Director of Islamic Investing, Saturna Capital Corp. (the Trust's investment adviser)	Income: $10,001-$50,000 Growth: $50,001 - $100,000	over $100,000	N/A

Christopher R. Fankhauser* 1300 N. State Street Bellingham, WA 98225 Age: 36	Treasurer (since 2002)	Chief Operations Officer, Saturna Capital Corp. (the Trust's investment adviser)	Income: $1-$10,000 Growth: $1-$10,000	$50,001-$100,000	N/A

Ethel B. Bartolome* 1300 N. State Street Bellingham, WA 98225 Age: 35	Secretary (since 2003)	Corporate Administrator, Saturna Capital Corp. (the Trust's investment adviser)	Income: $1-$10,000 Growth: $1-$10,000	$10,001-$50,000	N/A

James D. Winship, JD, MBA* 1300 N. State Street Bellingham, WA 98225 Age: 60	Chief Compliance Officer (since 2004)	Private Legal Practice & Adjunct Professor, University of Washington School of Business and Seattle Pacific University	Income: over $100,000 Growth: $10,001-$50,000	over $100,000	N/A

*Holds the same position with Saturna Investment Trust.
1. Valuations of shareholdings are computed as of September 30, 2008
2. Mr. Kaiser is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, by reason of his positions with the Trust's adviser and distributor. He is also portfolio manager of the two Funds of the Trust.
3. Each Trustee or Nominee oversees or will oversee the two portfolios of the Trust. In addition, as trustees Messrs. Grubel and Kaiser oversee the six portfolios of Saturna Investment Trust.

Table 2 (below) provides important information about the shareholdings of the Trustees/Nominees, and the officers of the Trust.

Table 2 Name of Individual	Number of Shares Owned	Percent of the Fund
Amana Income Fund
Talat M. Othman	1,329	0.01%

Iqbal J. Unus	5,154	0.03%

Abdul Wahab	5,045	0.03%

M. Abid Malik	51	0.00%¹

Salim Manzar	8,100	0.04%

Herbert G. Grubel	0	0.00%

Miles Davis	355	0.00%¹

Nicholas F. Kaiser	38,134	0.20%

Monem A. Salam	1,421	0.01%

Christopher R. Fankhauser	358	0.00%¹

Ethel B. Bartolome	287	0.00%¹

James D. Winship	4,192	0.02%

Amana Growth Fund
Talat M. Othman	183	0.00%¹

Iqbal J. Unus	10,154	0.03%

Abdul Wahab	2,310	0.01%

M. Abid Malik	874	0.00%¹

Salim Manzar	11,165	0.03%

Herbert G. Grubel	0	0.00%

Miles Davis	477	0.00%¹

Nicholas F. Kaiser	26,371	0.07%

Monem A. Salam	3,241	0.01%

Christopher R. Fankhauser	471	0.00%¹

Ethel B. Bartolome	644	0.00%¹

James D. Winship	724	0.00%¹

¹Amount is less than 0.01%

On September 30, 2008, the Trustees, officers and their related accounts as a group owned 0.34% outstanding shares of the Income Fund and 0.15% of the Growth Fund. The Trust's Statement of Additional Information, available without charge by calling Saturna Capital at 800/SATURNA, includes additional information about the Trustees.

There are no arrangements known to the Trust the operation of which may at a subsequent date result in a change in control of the Trust.

__________________________________________

The Board and its Committees

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) a Trustee may be removed with or without cause by 2/3 vote of the Board or by the shareowners holding 2/3 of the outstanding Shares of the Trust, in either case at a meeting expressly called for the purpose; (c) Trustees reaching age 80 retire by board policy. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareowners.

During the fiscal year ended May 31, 2008, the Board of Trustees held four regularly scheduled meetings. All Trustees attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which they served during this period. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings. The Trustees have established certain Governance Policies and Procedures to enhance the independence and effectiveness of the Independent Trustees and to assist them in furthering their roles.

The Board has a standing Audit Committee that has adopted a written charter (a copy of which is attached to this Proxy Statement). The Board's Audit Committee is composed of the Independent Trustees, and has a financial expert, Mr. Samir Salah an Independent Trustee, who has chosen to retire from the Board of Trustees, and is not standing for reelection. At their first meeting following the Shareowner Meeting, the Trustees intend to designate a financial expert.

The purpose of the Audit Committee is to:

  Monitor and oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of the Trust's service providers;
  To monitor and oversee the quality and objectivity of the Trust's financial statements and its independent audit;
  To act as a liaison between the Trust's external auditors and the full Board;
  To review and report to the full Board on regulatory and compliance matters relating to the Trust and its investment portfolios; and
  Review and establish the fees of the independent accountants, and other matters.

During the fiscal year ended May 31, 2008, the audit committee held one meeting.

Messrs. Othman and Unus, Independent Trustees, constitute the nominating committee, which does not have a written charter. The Committee identifies and selects nominees for the position of Trustee at such time it deems appropriate to elect a new or replacement Trustee. The Nomination Committee held three meetings in the past fiscal year.

While there is no formal list of qualifications, in evaluating candidates for Independent Trustees, the nominating committee considers, among other things, whether the prospective nominee possesses strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. Each candidate must display the highest personal and professional ethics, integrity and values; have the ability to exercise sound business judgment; be highly accomplished in his or her respective field; have relevant expertise and experience; be able to represent all shareowners and be committed to enhancing long-term shareowner value; and have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust's business.

The Independent Trustees will consider nominations submitted by shareowners. Recommendations for nominations (or any other communication directed to the Board or any Trustee) may be sent directly to the Trustees, or to the Secretary of the Trust, c/o Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225.

The Trust does not have a compensation committee.

Trustee Compensation

Effective as of June 1, 2007 the Independent Trustees are paid $1,000 per quarter, in arrears, plus $500 per board meeting attended (in person or by phone), plus reimbursement of travel expenses, by the Trust. The Trustees are also paid $250 for committee meetings not held in conjunction with a board meeting (no compensation is paid for committee meetings held in conjunction with board meetings) by the Trust. The Board Chairman and each committee's Chairman is paid an additional $500 per quarter, in arrears, by the Trust. For the fiscal year ended May 31, 2008, the Trust incurred $30,000 of compensation expenses and $51,945 of total expenses for the independent Trustees. No pension or retirement benefits were incurred. Table 3 below details each Board member's compensation from the Trust during the fiscal year ended May 31, 2008.

Nicholas F. Kaiser, Trustee and President who is an "interested person" of the Trust, receives compensation as an officer of Saturna Capital or its affiliated companies, but does not receive any director's fees or other compensation from the Trust for his services as Trustee.

Table 3 Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Talat M. Othman; Trustee, Chairman	$6,500	$0	$0	$6,500

Samir I. Salah; Trustee¹	$6,500	$0	$0	$6,500

Iqbal J. Unus; Trustee	$6,000	$0	$0	$6,000

Abdul Wahab; Trustee	$6,500	$0	$0	$6,500

M. Abid Malik; Trustee	$4,500	$0	$0	$4,500

Nicholas F. Kaiser; Trustee	$0	$0	$0	$0

¹ Samir I. Salah is not standing for re-election.

____________________________________________________________________________

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREOWNERS

VOTE "FOR" ALL OF THE NOMINEES

____________________________________________________________________________

ADDITIONAL INFORMATION

Solicitation of Proxies

The cost of preparing, printing and mailing this Proxy Statement and the enclosed proxy card(s), and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation to be made personally or in writing, [or by telephone, e-mail or otherwise,] will be paid by the Trust. Estimated proxy solicitation expenses total approximately $150,000. [Certain Trustees, officers and other employees of the Trust, the Adviser or its affiliates, without additional compensation, also may solicit proxies personally or in writing, or by telephone, e-mail or otherwise.]

The Trust has requested that brokers and nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares. The Trust or one of its affiliates may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith. Brokers and nominees are requested to advise the Secretary of the Trust, c/o 1300 North State Street, Bellingham, WA 98225, as to whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners.

Independent Public Accountants

The Trust's principal public independent accountant is Tait, Weller and Baker LLP. A representative from Tait, Weller and Baker LLP is not expected to be present at the meeting, however, a representative is expected to be available to respond to appropriate questions.

Audit and Other Fees Paid to Independent Public Accountants

One hundred percent of the services described in Table 4 (below) were approved by the Audit Committee. No services were performed for the adviser and paid for by the Trust.

Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

Table 4	Fiscal year ending May 31, 2007	Fiscal year ending May 31, 2008	Nature of service
(a) Audit Fees	$26,500	$30,500	Total audit fees billed for professional auditing services

(b) Audit-Related Fees	$0	$0	Fee for (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds' Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees	$5,500	$5,500	Preparation of the Funds' federal and state income tax returns.

(d) All other fees	N/A	N/A	None

All of the fees referenced in the table were approved in advance by the Audit Committee.

5% Beneficial Owners

As of September 30, 2008, the principal holders of record (those with more than 5% of the outstanding shares) of securities of the Income Fund were:

Name and Address	Shares	Percentage of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	5,701,283	30.27%

NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	5,433,652	28.85%

Ameritrade Inc. For the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103-2226	1,011,831	5.37%

As of September 30, 2008, the principal holders of record (those with more than 5% of the outstanding shares) of securities of the Growth Fund were:

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281	15,343,929	40.40%

Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	8,257,895	21.74%

Ameritrade Inc. for the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 98103-2226	2,451,110	6.45%

AMANA MUTUAL FUNDS TRUST
AUDIT COMMITTEE CHARTER

A. Purpose

The Board of Trustees of Amana Mutual Funds Trust (the "Trust") has created an Audit Committee ("Committee"). The purpose of the Audit Committee is to serve as a liaison between the independent auditors and the Trust's full Board of Trustees ("Board") and to perform the following activities on behalf of the Trust:

  Oversee the Trust's accounting and financial reporting policies and practices, including the Trust's internal controls;
  Receive reports with respect to the quality and objectivity of the Trust's financial statements and the independent audit of those statements;
  Approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, review and evaluate the independent auditors' qualifications, independence and performance;
  Oversee compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and
  Consider such other matters as the Board reasonably shall assign to the Committee from time to time.

Although the Committee has the duties and powers set forth in this Charter, the Committee has no duty to plan or conduct audits for the Trust or to determine that the Trust's financial statements are complete, accurate and in accordance with generally accepted accounting principles. In carrying out the Committee's duties, a member of the Committee shall be entitled to rely, in good faith, on information, opinions, reports or statements made or prepared by others, including financial statements and other financial data, if prepared and presented by: (1) one or more officers of the Trust whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

The Committee's function is oversight. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. The independent auditors shall report directly to the Committee and ultimately are accountable to the Board and the Committee.

B. Committee Membership

  Composition. The Committee shall be comprised of at least three Board members satisfying the independence standards of B (2) hereof.
  Independence. No member of the Committee shall be an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules thereunder) of the Trust.
  Audit Committee Financial Expert. The Board shall determine whether at least one member of the Committee qualifies as an "audit committee financial expert" ("ACFE") as defined by applicable Securities and Exchange Commission ("SEC") rules. The designation of a Committee member as an ACFE shall be based on a finding by the Board that the Committee member has the attributes of an ACFE set forth in Form N-CSR, Item 3, and has acquired those attributes through the education or experience prescribed therein. The designation of a Committee member as an ACFE does not impose on such person any duties or liabilities that are greater than the duties and liabilities imposed on such person as a member of the Committee and the Board. The designation of an ACFE also does not affect the duties or liabilities of any other member of the Committee or the Board. The Committee is not required to have an ACFE.
  Compensation. The Board shall determine the compensation of Committee members, including the Committee Chairperson.
  Selection and Removal. The Board shall appoint members of the Committee and a Chairperson of the Committee. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairperson for any reason at any time.

C. Meetings and Procedures

  Meetings. The Committee shall meet as often as it determines is appropriate to carry out its duties under this Charter. Meetings may be called by the Chairperson of the Committee or by a majority of the Committee members. Meetings shall be chaired by the Chairperson or, in his or her absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present

1 - Audit Committee Charter

shall be the act of the Committee.

The Committee shall keep minutes of its meetings. The Committee shall meet periodically in separate executive sessions with management and with the independent auditors. The Committee may request any officer or employee of the Trust, the Trust's independent legal counsel, any service provider or the Trust's independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

  Subcommittees. The Committee may delegate its authority to one or more subcommittees (including a subcommittee comprised of a single member) when it deems appropriate. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next scheduled meeting.
  Independent Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the full Board, to retain special legal, accounting or other advisers. The Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee.

D. Oversight of Independent Auditors

  Selection and Termination. The Committee shall be directly responsible for pre-approving the engagement of the Trust's independent auditors to provide audit review and attest services for the Trust and recommending to the members of the Board who are not "interested persons" of the Trust the selection, retention or termination of the independent auditors. In connection with its oversight role, the Committee shall review and discuss with the independent auditors the planning, scope and staffing of the Trust's audit and the performance of other audit, review or attest services for the Trust.
  Independence. The Committee shall review and evaluate the independent auditors' independence. In connection with this review and evaluation, the Committee shall at least annually obtain and review a report by the independent auditors describing all relationships between the independent auditors and the Trust, management, any affiliate of the Trust, or any material service provider to the Trust, including the disclosures required by Independence Standards Board Standard No. 1. The Committee shall discuss with the independent auditors any disclosed relationships or services that might affect the objectivity and independence of the auditors. The Committee also shall consider whether the provision of non-audit services to Saturna Capital Corporation ("Saturna") and any entity in the Amana Mutual Funds Trust investment company complex that were not pre-approved pursuant to paragraph 3 below is compatible with maintaining the independent auditors' independence.
  Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.
  Compensation. No fees or other compensation for audit or non-audit services shall be paid to the independent auditors unless such fees or other compensation have been approved by the Committee.

E. Review and Discussion of Financial Reporting Matters

The Committee shall:

  Review information and reports provided by the independent auditors with respect to, and discuss, as appropriate, with management and/or the independent auditors, among other things:

  a. any matters of concern relating to the Trust's financial statements, including any adjustments to the financial statements recommended by the independent auditors and other results of the audit;
  b. the independent auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls (including the Trust's critical accounting policies and practices) and

Audit Committee Charter - 2

management's responses thereto; and
c. the effect on the Trust of any changes in accounting principles or practices proposed by management or the independent auditors and any other matters that may have a material effect on the Trust's financial statements.

  Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
  Review the form of opinion the independent auditors propose to render to the Board and shareowners.

F. Investigations

The Committee shall have the authority to investigate any improprieties or suspected improprieties in the Trust's financial operations, and to direct and supervise an investigation into any matter brought to its attention within the scope of its duties, functions, and responsibilities, including the authorization to retain, at the Trust's expense, outside counsel and/or other experts in connection with any such investigation.

G. Reporting to the Boards

  Reports to the Boards. The Committee shall make regular reports to the Board. Such reports shall include a review of any issues that arise with respect to the quality or integrity of a Trust's financial statements, the qualifications, independence and performance of its independent auditors, and any other matters that the Committee deems appropriate or are requested to be reported by the Board.
  Charter. The Committee shall review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval.

Dated: June 5, 2004

SA279 11/08

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTE ON THE INTERNET Read the Proxy Statement and have this card at hand Log on to www.proxyweb.com Follow the on-screen instructions Do not return this paper ballot	VOTE BY MAIL Read the Proxy Statement and have this card at hand Check the appropriate boxes on reverse Sign and date proxy card Return promptly in the enclosed envelope.

AMANA MUTUAL FUNDS TRUST

PROXY SOLICITED BY TRUSTEES

FUND NAME PRINTS HERE

The undersigned hereby appoint(s) Nicholas F. Kaiser, Monem A. Salam, and Talat M. Othman or any one or more of them, attorneys, with full power of substitution, to vote all shares of the above mentioned Fund which the undersigned is entitled to vote at the Special Meeting of Shareowners to be held at The Westin New York at Times Square, 270 W. 43rd, New York, NY, 10036, at 11:00 AM (Eastern Time) on December 15, 2008 and at any adjournments thereof. All powers may be exercised by any of said proxy holders or substitutes. This Proxy shall be voted on the proposals described in the Proxy Statement as specified in the spaces below. Receipt of the Notice of the meeting and the accompanying Proxy Statement is hereby acknowledged.

Date:________________, 2008

Signature(s)	(Sign in the box)
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary, corporate or other capacity, please indicate your authority.

SAT-DC-08

Please fold and detach card at perforation before mailing

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR ALL NOMINEES FOR TRUSTEE. As to any other matter, said attorneys shall vote in accordance with their best judgment.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES FOR TRUSTEE:

1. To elect a Board of Trustees		FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT as indicated at left
(01) Talat M. Othman (02) Iqbal J. Unus (03) Abdul Wahab (04) M. Abid Malik	(05) Salim Manzar (06) Herbert G. Grubel (07) Miles Davis (08) Nicholas F. Kaiser	O	O	O
_______________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line above.)

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

SAT-DC-08